Exhibit 99.1

Diamond Foods, Inc. Company Presentation January 2006 Cream: 255 255 221 Green: 0 102 51 Burgundy: 171 47 54

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; conversion from a cooperative may affect our business in unexpected ways; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Diamond Team Michael Mendes Chief Executive Officer Gary Ford Chief Operating Officer Seth Halio Chief Financial Officer

Company Overview Strong Brand in Growth Category - #1 brand of culinary and inshell nuts and rapidly growing snack brand Successful Record of Innovation - Product, packaging and promotion leadership Expansive Distribution - Products available in over 60,000 U.S. retail locations and in over 100 countries Demonstrated Financial Growth - Double digit annual organic top-line growth since fiscal 2000 90-Year Heritage - Leader in the walnut and tree nut industry

Investment Considerations Strong and leveragable core business Positive industry trends Leader in growing snack category Focus on high margin opportunities New market opportunities Increasing infrastructure efficiencies Experienced management team

Our Four Product Lines Distribution across multiple channels to diverse customers Product Line TTM (10/05) Net Sales Brand Point of Sale Representative Consumer Culinary $195 n Grocery store baking and produce aisles n Mass merchandisers/ Super Centers n Club stores n Value fresh, easy -to-use, high quality products Snack 28 n Grocery store snack aisle n Convenience stores n Drug/Mass merchandisers/ Super Centers n Consumers looking for unique, convenient and healthier snacks In-Shell 82 n Grocery store produce sections n Mass merchandisers/ Super Centers n Primarily sold during winter holiday season Ingredient & Foodservice 158 n Ingredient and food service customers n Food processors, restaurants, bakeries and food service operators Club stores n

Blue Chip Customer Base Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International Serving over 900 customers in over 100 countries

Nuts' Health Attributes Drive Growth "Up to 35% of dietary calories should come from sources of unsaturated fatty acids" __________________________ Source: U.S. Department of Health Human Services. New evidence is changing consumer perceptions about the health benefits of eating nuts "Supportive research shows that eating 1.5 ounces per day of walnuts as part of a low saturated fat and low cholesterol diet, may reduce the risk of coronary heart disease" ____________________ Source: U.S.F.D.A. "Consumption of omega-3 fatty acids may reduce the risk of coronary heart disease" __________________________ Source: U.S.F.D.A. "Monounsaturated fatty acids found in nuts can help decrease LDL cholesterol when substituted for saturated fats in the diet." ____________________ Source: "What if fat doesn't make you fat?" __________________________ Source: New York Times Magazine. "...nuts and nut products, which provide satiety often missing from fat-free carbo- hydrate foods, have been shown to help people adhere to weight-loss diets and to maintain their losses." ____________________ Source: Jane Brody, The New York Times.

Strong Brand Recognition Share of U.S. Culinary and In-shell Nuts __________________________ Source: IRI InfoScan 52 weeks ending Oct 30, 2005. Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to quality Diamond is the leading retail brand of culinary and in-shell nuts 2.2% 1.9% 38.0% 0% 10% 20% 30% 40% Diamond Private Label Planters Sanfilippo Azar 16.9% 9.0%

Building Upon Our Brand Heritage

Emerald Opportunity Innovative product / New product pipeline Higher margin potential #2 national brand within snack nut category Successful grocery and drug channel roll out New Club and Mass Merchandiser / Super Center opportunities

Successful Record of Product Innovations Patented glazing techniques Only shelf-stable glazed product on market Introduced 16 new products during Emerald launch Exciting new flavors Over 60 SKUs Expanded snack nut product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

50.3% 6.4% 2.6% 0.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Planters Blue Diamond Emerald Fisher Sunkist $1 $2 $3 $7 $0.0 $7.5 $15.0 $22.5 $30.0 2001 2003 2004 2005 TTM Increased Snack Nut Sales Diamond's Snack Sales ($ in mm) Share of Branded Snack Nuts __________________________ Excludes: Inshell peanuts and pistachios. Source: IRI data 52 weeks ending October 30, 2005. 4.9% 2002 $28 $22

Successful Record of Packaging Innovations Designed ergonomic canisters Easy to hold Fits in car cup holder Re-sealable foil bags Created convenient recipe-ready packages New and improved packaging graphics Innovations differentiate our products leading to increased brand loyalty and higher consumer awareness

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components

Emerald Planned Consumer Campaigns Last year's Super Bowl commercial drove 56% increase in Emerald sales Three new E-M-E-R-A-L-D N-U-T-S commercials have been developed Two to be showcased beginning with the Emerald Bowl Key spot to run on the Super Bowl, February 5th All three commercials will run during the Olympic Winter Games on the cable networks of NBC

Emerald Expansion Opportunities Club Further penetration into Costco Sam's BJ's Mass Merchandisers/Super Centers Further expansion in Walmart Target and Kmart SKUs Additional SKUs in current distribution New products Trail mix to be launched Spring 2006 Alternative channels

Capital Projects Increased capacity More automation Packaging Processing Facilities rationalization Infrastructure improvements

Product Mix Channel Mix Optimize Existing Assets Cost Reduction Projects 2006E 0.013 0.013 0.013 0.013 2007E 0.019 0.019 0.019 0.019 2008E 0.024 0.024 0.024 0.024 2009E 0.028 0.028 0.028 0.028 2010E 0.031 0.031 0.031 0.031 Expanding Margins Optimize Existing Assets Channel Mix Product Mix Now Future Margin Expansion Opportunities Operating Margin Cost Reduction Projects Shift mix to higher-margin products Invest capital for projects that lower cost (additional processing and packaging equipment) Focus distribution on higher-margin channels Optimize utilization of existing assets

FY 2006 - YTD Highlights First Quarter North American Retail sales grew 20% Emerald snack sales grew 150% to $10 million Non-GAAP EPS of $0.37 per share, including $0.03 of stock compensation Shipped initial Club channel Emerald product to Costco Re-signed approximately 95% of the producing acreage of former cooperative walnut growers to long-term contracts with a weighted average tenure of over five years Commenced shipping Emerald snack nut canisters with new and improved twist-on caps Expanded Emerald roll-out at Wal-Mart

FY 2006 Guidance Full Year Guidance North American Retail Sales Growth of 25%-30% Total Sales growth of 5%-10% Non-GAAP EPS of $0.74-$0.80 per shares, includes $0.10-$0.13 of stock compensation, excludes one-time $0.11 per share charge to cost of sales related to the conversion from a cooperative. 40% Effective tax rate

Long-Term Financial Targets North American Retail Sales grew nearly 20% from 2002 to 2005

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51